                                                                   EXHIBIT 10.25

                         REGISTRATION RIGHTS AGREEMENT


                 This REGISTRATION RIGHTS AGREEMENT is made and entered into this 15th day of December, 1993, by and among WORTHEN TRUST COMPANY, INC., an Arkansas corporation, Trustee of the Betty Moore Brown Children's Trust dated December 31, 1987, and WORTHEN NATIONAL BANK OF TEXAS, a national banking association, Trustee of the Spouse's Trust u/w/o Joseph Lee Brown
(collectively, the "Stockholders" and individually, a "Stockholder"), COCA-COLA ENTERPRISES INC., a Delaware corporation (the "Issuer"), and THE COCA- COLA COMPANY, a Delaware corporation ("KO").
                 WHEREAS, the Issuer, The Coca-Cola Bottling Company of
Memphis, Tenn., a Delaware corporation (the "Buyer"), the Stockholders and Coca-Cola Bottling Company of Northeast Arkansas, Inc., an Arkansas corporation ("CCBC Northeast Arkansas") have entered into an Agreement of Merger dated December 15, 1993 (the "Merger Agreement") with regard to the Buyer's proposed acquisition of CCBC Northeast Arkansas; and
                 WHEREAS, the Issuer has agreed, under certain conditions, to provide registration rights for the shares of Common Stock, par value $1 per share, of the Issuer (the "Securities") to be issued to the Stockholders upon conversion of the shares of Convertible Preferred Stock, Northeast Arkansas Series issued to Stockholders pursuant to the Merger Agreement in exchange for their stock of CCBC Northeast Arkansas; and
                 WHEREAS, the Stockholders have no present plan or intention to request registration, but desire to have such right
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contained herein in the event that they subsequently desire to dispose of the Securities.
                 In consideration of the foregoing and the mutual agreements herein contained, and in order to specify certain provisions relating to the registration of the Securities under the Securities Act of 1933, as amended
(the "Act"), for purposes of the public sale thereof by the Stockholders, the parties agree as follows:
                 1.       Registration Rights.
                          (a)   Registration.  If, at any time (subject to
paragraphs (c) and (e) of this Section 1), any Stockholder shall request the Issuer in writing to register under the Act such Securities held by it (whether for purposes of a public offering or otherwise), the Issuer shall prepare and file, on such appropriate form as the Issuer, in its reasonable discretion, shall determine, a registration statement under the Act to effect such registration. If the Stockholder shall so request, the Issuer will register such Securities for offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule or rules of similar effect) under the Act if the Issuer and the proposed offering are eligible for such Rule. Any resulting sale of registered Securities by a Stockholder shall be conditioned on the receipt by the Issuer of a legal opinion satisfactory to the Issuer to the effect that the proposed transfer will not result in any adverse tax effect to the Issuer or any other Stockholder. Notwithstanding the foregoing, the Issuer shall be entitled to postpone for a reasonable period of time, but not in excess of 90 calendar days, the filing of any
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registration statement otherwise required to be prepared and filed by it if (i)
the Issuer is at such time conducting or about to conduct an underwritten public offering of any securities for sale for its account and determines that such offering would be adversely affected by the registration so required and
(ii) the Issuer so notifies the Stockholder requesting registration within 30 days after receipt of the Stockholder's request for registration. KO hereby consents to any registration pursuant to this Section.
                          (b)     Written Notice.  Any request by any
Stockholder pursuant to paragraph (a) of this Section 1 shall (i) specify the number of shares of Securities which such Stockholder intends to offer and sell, (ii) express the intention of such Stockholder to offer or cause the offering of such Securities, (iii) describe the nature or method of the proposed offer and sale thereof, (iv) contain the undertaking of such Stockholders to provide all such information regarding their holdings of Common Stock of the Issuer and the proposed manner of distribution of the Securities proposed to be offered and sold as may be required to permit the Issuer to comply with all applicable federal and state laws and regulations, including all requirements of the Securities and Exchange Commission (the "SEC") and any other applicable federal and state regulatory body, and all regulations and requirements of the New York Stock Exchange and any other applicable self-regulatory body, and to obtain acceleration of the effective date of any registration statement filed in connection therewith, and (v) in





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the case of an underwritten public offering, specify the managing underwriter or underwriters of such offering, which shall be selected by such Stockholder and shall be acceptable to the Issuer in its reasonable discretion.
                          (c)   Condition to Exercise of Rights.  In addition
to the limitations of paragraph (e) below, the obligations of the Issuer under paragraph (a) of this Section 1 shall be subject to the limitation that the Issuer shall not be obligated to register, take other specified actions with respect to, or cooperate in the offering of Securities upon the request of any Stockholder after the second registration under Section 1(a) hereof for such Stockholder.
                          (d)   Incidental Registration.  If, at any time and
from time to time (subject to paragraph (e) of this Section 1), the Issuer shall propose an underwritten offering for cash of any Securities pursuant to a registration statement under the Act, the Issuer shall give written notice as promptly as practicable of such proposed offering and registration to the Stockholders and shall use all commercially reasonable efforts to include in such offering and registration, such Securities as any Stockholders shall request within 20 calendar days after giving of such notice, upon the same terms (including the method of distribution) as such offering; provided, however, that (i) the Issuer shall not be required to and shall not include any such Securities in any offering pursuant to a registration statement filed on Form S-8 or Form S-4 (or such other form or forms as shall be prescribed under the Act for the





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same purposes), (ii) the Issuer shall not be required to and shall not include any such Securities in any offering pursuant to the exercise by KO or any transferee of KO of its rights under Section 1(a) or 1(b) of the Registration Rights Agreement dated as of November 12, 1986 between KO and the Issuer (the "1986 Agreement"), without the prior written consent of KO, and (iii) the Issuer may, at any time prior to the effectiveness of any such registration statement or commencement of any such offering not pursuant to a registration statement, in its sole discretion and without the consent of the requesting Stockholders, abandon the proposed offering in which such Stockholders had requested to participate in accordance with this Section 1(d). Notwithstanding the foregoing, the Issuer shall not be obligated to include such Securities in such offering if the Issuer is advised in writing by its managing underwriter or underwriters (with a copy to the requesting Stockholders within 5 days after the requesting Stockholders deliver their request pursuant to this paragraph
(d)) that such offering would in its or their opinion be materially adversely affected by such inclusion; provided, however, that the Issuer shall in any case be obligated to include in such offering such number of Securities and such number of the Issuer's shares owned by KO or any transferee of KO (if KO and/or any such transferee has elected to exercise its rights under Section 1(e) of the 1986 Agreement) as such managing underwriter or underwriters shall determine will not adversely affect such offering. In such event, the number of the Issuer's shares to be included in the offering





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shall be allocated first among the requesting Stockholders in proportion to the number of the Issuer's shares owned by each, and any remaining shares shall then be allocated to KO and any transferee of KO. Pursuant to Section 8(h) of the 1986 Agreement, KO hereby consents to the inclusion of the Securities of the Stockholders in an incidental registration pursuant to this Section 1(d) on the basis and in the manner set forth herein.
                          (e)  Termination of the Issuer's Registration
Obligations. Notwithstanding any other provisions herein, the obligations of the Issuer pursuant to this Section 1 with regard to any Securities shall cease when such Securities are eligible for immediate distribution to the public pursuant to Rule 144 under the Act (or any successor rule or rules of similar effect) or the Issuer has received an opinion of counsel satisfactory to the Issuer and the Stockholders that such Securities are otherwise freely transferable without registration under the Act.
                 2. Covenants of the Issuer. In connection with any offering of Securities pursuant to this Agreement, the Issuer shall:

                          (a)  furnish to the Stockholders for whom
Securities were offered pursuant to this Agreement ("Selling Stockholders") such number of copies of any prospectus (including any preliminary prospectus), registration statement, offering memorandum or other offering document (including any exhibits thereto or documents referred to therein) as the Selling Stockholders may reasonably request and a copy of any and all transmittal letters or other





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correspondence with the SEC or any other governmental agency, securities exchange or other self-regulatory body relating to such offering of Securities;
                          (b)  take such reasonable action as may be
necessary to qualify such Securities for offer and sale under such blue sky or similar securities laws of such states or other such jurisdictions as the Selling Stockholders (with regard to any offering pursuant to Section 1(a) hereof) or any underwriter shall request;
                          (c)  enter into an underwriting agreement
containing representations, warranties, indemnities, contribution provisions and agreements then customarily included by an issuer in underwriting agreements in the form customarily used by the lead underwriter with respect to secondary distributions;
                          (d)  furnish unlegended certificates representing
ownership of the Securities being sold in such denominations as shall be requested by each Selling Stockholder (with regard to any offering pursuant to Section 1(a) hereof) or the lead underwriter;
                          (e)  instruct the transfer agent and registrar to
release any stop transfer orders with respect to the Securities being sold;
                          (f)  promptly inform each Selling Stockholder (i)
of the date on which any registration statement filed under the Act with respect to an offering of Securities, or any post-effective amendment thereto, becomes effective and (ii) of any request by the SEC or any government agency, securities exchange or other





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self-regulatory body, or other body having jurisdiction for any amendment of or supplement to any registration statement or preliminary prospectus or prospectus included therein or any offering memorandum or other offering document relating to such offering;
                          (g)  subsequent to the filing of any registration
statement to effect any registration under the Act pursuant to Section 1(a) of this Agreement, file any necessary amendments or supplements to such registration statement and otherwise use its best efforts to cause such registration statement to become effective under the Act or if effective, to keep such registration statement current for such period as the Selling Stockholders shall request;
                          (h)  take such reasonable actions as may be
necessary to have such Securities listed on the New York Stock Exchange;
                          (i)  promptly notify each Selling Stockholder of
the happening of any event as a result of which any registration statement or any preliminary prospectus or prospectus included therein or any offering memorandum or other offering document includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and prepare and furnish to each Selling
Stockholder as many copies of a supplement to or amendment of such offering document which shall correct such untrue statement





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or eliminate such omission as such Selling Stockholder shall request;

                          (j)  appoint any transfer agent, registrar,
depositary or other agent as may be necessary or desirable or as may be requested by any Selling Stockholder with regard to any offering pursuant to
Section 1(a) hereof; and
                          (k)  take such other actions and execute and
deliver such other documents as may be necessary to give full effect to the rights of the Stockholders under this Agreement.
                 3.  Expenses.  All expenses incurred in complying with
Section 1(a) and 1(d) hereof, including, without limitation, registration, listing and filing fees (including all expenses incident to any listing on the New York Stock Exchange or any filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with blue sky laws (including those of counsel retained to effect such compliance), printing expenses, fees and disbursements of the Issuer's independent public accountants (including any such fees and expenses incurred in performing any special audits required in connection with any such offering and incurred in connection with the preparation of pro forma financial statements and comfort letters for any such offering), transfer agents' and registrars' fees and the fees of any other agent appointed in connection with such offering, and security engraving and printing expenses (collectively, "Registration Expenses"), shall be borne by the Issuer. Notwithstanding the foregoing, (a) the Selling Stockholders shall







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pay, with regard to the respective Securities to be included in the offering and sold by them, all underwriting discounts and commissions and any stamp, duty or transfer taxes, and (b) each party shall pay the fees and expenses of its counsel.
                 4.  Indemnification.
                     (a) Issuer Indemnity. In the case of any offering contemplated by this Agreement, the Issuer shall indemnify and hold harmless the Selling Stockholders, any fiduciaries or agents of Selling Stockholders, each underwriter of Securities so offered, each person, if any, who controls the Selling Stockholders or any such underwriter within the meaning of Section 15 of the Act, and each person otherwise affiliated with or retained by the Selling Stockholders or any such underwriter and who may be subject to liability under any applicable securities laws, against any and all claims, liabilities, losses, damages, expenses and judgments to which they or any of them may become subject under the Act or any other statute or common law of the United States of America or any other country, or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any





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offering memorandum or other offering document relating to the offering and sale of such Securities, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Issuer of the Act, any blue sky laws, securities laws or other applicable laws of any state or other such jurisdiction in which Securities are offered and relating to action or inaction required of the Issuer in connection with such offering; provided, however, that the indemnification agreement contained in this Section 4 shall not apply to such losses, claims, damages, liabilities or actions if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission, if such statement or omission shall have been made in reliance upon and in conformity with information provided in writing by any Selling Stockholder.
                          (b)  Selling Stockholders' Indemnity.  Each
Selling Stockholder, severally shall, in the same manner and to the same extent as set forth in paragraph (a) of this Section 4, indemnify and hold harmless the Issuer and each person, if any, who controls the Issuer within the meaning of Section 15 of the Act, and each person otherwise affiliated with or retained by the Issuer and who may be subject to liability under any applicable securities laws, its directors and those officers of the Issuer who shall have signed any registration statement, offering memorandum or other offering document with respect to any statement in or omission from





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such registration statement, any preliminary prospectus or prospectus contained in such registration statement or from such offering memorandum or other offering document, as amended or supplemented, if such statement or omission shall have been made in reliance upon information provided in writing by any Selling Stockholder.
                          (c)  Procedure for Indemnification.  Each party
indemnified under paragraph (a) or (b) of this Section 4, or under Section 8(e) hereof, shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 4, or under Section 8(e) hereof, except to the extent the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and such indemnified party shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such





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indemnified party.  If the indemnifying party so assumes the defense thereof, it may not agree to any settlement of any such action as the result of which any remedy or relief, other than monetary damages for which the indemnifying party shall be responsible hereunder, shall be applied to or against the indemnified party, without the prior written consent of the indemnified party. If the indemnifying party does not assume the defense thereof, it shall be bound by any settlement to which the indemnified party agrees, irrespective of whether the indemnifying party consents thereto. If any settlement of any claim is effected by the indemnified party prior to commencement of any action relating thereto, the indemnifying party shall be bound thereby only if it has consented in writing thereto. In any action hereunder, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, even if the indemnifying party has assumed the defense thereof, and the indemnifying party shall not be relieved of the obligation hereunder to reimburse the indemnified party for the costs thereof.
                 5.       Transfer of Rights.
                          (a)     Subject to paragraph (b) below, the rights of
the Stockholders under this Agreement with respect to any Securities may not be transferred except (i) to another Stockholder, (ii) to the beneficiary of any trust or custodian account controlled by a Stockholder upon the termination of such trust or custodian account, (iii) by will or the laws of descent and distribution and (iv) with the consent of the Issuer in its







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sole discretion in the case of unanticipated hardship to a Stockholder;
provided, however, that any such transfer of rights pursuant to this clause
(iv) shall be conditioned upon the receipt by the Issuer of a legal opinion satisfactory to the Issuer to the effect that the proposed transfer will not result in any adverse tax effect to the Issuer or any other Stockholder. Any transfer of registration rights pursuant to this Section 5 shall be effective only upon receipt by the Issuer of written notice from the Stockholder stating the name and address of any transferee and identifying the Securities with respect to which the rights under this Agreement are being transferred.
                          (b)     The rights of a transferee under paragraph
(a) above shall be the same rights granted to the transferor Stockholder under this Agreement. Such transferee shall be required to pay all expenses that, under Section 3, would be required to be paid by the transferor Stockholder.
                 6. Representations and Warranties. As an inducement to enter into this Agreement, each party represents to and agrees with the other that:
                          (a)     if it is a corporation, partnership or other
business entity, it is duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite power to own, lease and operate its properties and to carry on its business as presently conducted;
                          (b)     it has all requisite power to carry out the
transactions contemplated by this Agreement;





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                          (c)     it has duly and validly taken all action
necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby;
                          (d)     this Agreement has been duly executed and
delivered by it and constitutes its legal, valid and binding obligation enforceable in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect, and subject to equitable limitations on the availability of the remedy of specific performance); and
                          (e)     none of the execution and delivery of this
Agreement, the consummation of the transactions contemplated hereby or the compliance with any of the provisions of this Agreement will (i) conflict with or result in a breach of any provision of its certificate of incorporation or bylaws (if any), (ii) breach, violate or result in a default under any of the terms of any agreement, trust document, will or other instrument or obligation to which it is a party or by which it or any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it or affecting any of its properties or assets.

                 7.       Certain Agreements.





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                          (a)     Securities Exchange Act of 1934.  The Issuer
shall at all times (whether or not it is required to do so) timely file such information, documents and reports as the SEC may require or prescribe under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any requirements under Rule 144.
                          (b)     Listing.  The Issuer shall maintain in effect
the listing of the Securities on the New York Stock Exchange, shall make all filings and take all other actions required under the rules of such exchange and all applicable listing agreements.
                          (c)     Effect on 1986 Agreement.  Nothing in this
Agreement shall affect or limit the rights of KO or any transferee of KO under the 1986 Agreement, except for the consent of KO contained in Section 1(a) and 1(d).
                 8.       Miscellaneous.
                          (a)     Injunctions.  Irreparable damage would occur
in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.
                          (b)     Severability.  If any term, provision,
covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder





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of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.
                          (c)     Assignment.  Except as provided otherwise in
Section 5 hereof, and except by operation of law or in connection with the sale of all or substantially all the assets of a party hereto, this Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of all other parties, and any attempt to assign any rights or obligations arising under this Agreement without such consents shall be void; provided, however, that the provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto (including, solely for purposes of Section 4 hereof, any officers and directors of parties hereto) and their respective successors and permitted assigns.
                          (d)     Further Assurances.  Subject to the specific
terms of this Agreement, each party hereto shall make, execute, acknowledge and deliver such other instruments and documents, and






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take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby. Subject to the specific terms of this Agreement, each party hereto shall, in connection with entering into this Agreement, performing its obligations hereunder and taking any and all actions relating hereto, comply with all applicable laws, regulations, orders and decrees, obtain all required consents and approvals and make all required filings with any governmental agency, other regulatory or administrative agency, commission or similar authority and promptly provide the other parties with all such information as any other party may reasonably request in order to be able to comply with the provisions of this sentence.
                          (e)     Parties in Interest.  Except as herein
otherwise specifically provided, nothing in this Agreement expressed or implied is intended or shall be construed to confer any right or benefit upon any person, firm or corporation other than the parties hereto and their respective successors and permitted assigns.
                          (f)     Waivers, Etc.  No failure or delay on the
part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this





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Agreement nor consent to any departure by any party herefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.
                          (g)     Setoff.  All payments to be made by any party
under this Agreement shall be made without setoff, counterclaim or withholding, all of which are expressly waived.
                          (h)     Changes of Law.  If, due to any change in
applicable law or regulations or the interpretation thereof by any court of law or other governing body having jurisdiction subsequent to the date of this Agreement, performance of any provision of this Agreement or any transaction contemplated hereby shall become impracticable or impossible, the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision.
                          (i)     Confidentiality.  Subject to any contrary
requirement of law and the right of a party to enforce its rights hereunder in any legal action, each party shall keep strictly confidential, and shall cause its employees and agents to keep strictly confidential, any information which it or any of its agents or employees may acquire pursuant to, or in the course of performing its obligations under, any provision of this Agreement; provided, however, that such obligations to maintain confidentiality shall not apply to information which (x) at the time of disclosure was in the public domain not as a result of acts






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by the receiving party or (y) was in the possession of the receiving party at the time of disclosure.
                          (j)     Entire Agreement.  This Agreement contains
the entire understanding of the parties with respect to the transactions contemplated hereby.
                          (k)     Headings.  Descriptive headings are for
convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.
                          (l)     Counterparts.  For the convenience of the
parties, any number of counterparts of this Agreement may be executed by the parties hereto, and each such execution counterpart shall be, and shall be deemed to be, an original instrument.
                          (m)     Notices.  All notices, consents, requests,
instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telegram or sent by registered mail, postage prepaid, to the Issuer at One Coca-Cola Plaza, N.W., Atlanta, Georgia 30313, Attention of Secretary; the Stockholders at the respective addresses set forth in the Merger Agreement; or to such other address as any party may, from time to time, designate in a written notice given in a like manner. Notice given by telegram shall be deemed delivered when received by the recipient. Notice given by mail as set out above shall be deemed delivered five calendar days after the date the same is mailed.
                          (n)     Governing Law.  This Agreement shall be
governed by and construed and enforced in accordance with the laws





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of the State of Georgia applicable to contracts made and to be performed therein.
                          (o)     Duration.  Subject to the provisions of
Section 1(e) hereof, this Agreement shall remain in effect for so long as any Stockholder is the beneficial owner of any Securities and for so long as any transferee has rights under Section 5.





                           [Signature Page to Follow]





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                 IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement or have caused this Agreement to be duly executed, as of the day and year first above written.


             STOCKHOLDERS:
             ------------

              WORTHEN TRUST COMPANY, INC.,
              Trustee under the Betty Moore Brown
              Children's Trust dated December 31,
              1987

              By: /s/ Mike O'Brien
                  -------------------------------
              Title: Chairman
                     ----------------------------


              WORTHEN NATIONAL BANK OF TEXAS,
              Trustee under the Spouse's Trust
              u/w/o Joseph Lee Brown


              By: /s/ Mike Dowling
                  -------------------------------
              Title: Senior Vice President
                     ----------------------------


              ISSUER:
              ------

              COCA-COLA ENTERPRISES INC.

              By: /s/ Philip H. Sanford
                  -------------------------------
              Title: Vice President
                     ----------------------------


              KO:
              --

              THE COCA-COLA COMPANY

              By: /s/ Jack L. Stahl
                  -------------------------------
              Title: Senior Vice President
                     ----------------------------





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